SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

LIVING BREATH PROJECT, INC.
(formerly known as Dilmax Corp.)
(Exact name of registrant as specified in its charter)

Nevada	333-175525	99-0365611
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2360 Corporate Circle Suite 400
Henderson, Nevada 89074
(Address of principal executive offices, including zip code)

(855) 436-2427
(Registrant’s telephone number, including area code)

Copies to:
Peter Campitiello, Esq.
Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019
Tel: 212-541-6222
Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.       Previous Independent Registered Public Accounting Firm.

          A. On April 12, 2013, the Company dismissed its independent registered public accounting firm, M&K CPAS, PLLC (“M&K”).

          B. The reports of M&K for each of the years ended May 31, 2012 and May 31, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

          C. The decision to change accountants was approved by the Company’s board of directors on April 12, 2013, and on such date PKF O'Connor Davies, a division of O'Connor Davies, LLP (“PKF”) was engaged as the Company’s new independent registered public accountants. During the two most recent years or any subsequent interim period prior to engaging PKF, the Company did not consult PKF regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

          D. During the Company's two most recent fiscal years and any subsequent interim period preceding April 12, 2013, the date of dismissal of M&K, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of M&K, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" within the two most recent years and any subsequent interim period preceding the dismissal of M&K in connection with its report on the Company’s financial statements.

          E. The Company has made the contents of its Form 8-K available to M&K and requested it to furnish a letter to the Securities and Exchange Commission (“Commission”) as to whether M&K agrees or disagrees with, or wishes to clarify the Company's expression of their views. As of the date of this report, we have not received such letter from M&K. When received, the Company will amend this Current Report to include such letter as Exhibit 16.1.

2.       New Independent Registered Public Accounting Firm.

          The Registrant has engaged PKF as its new independent certified public accounting firm to audit the Registrant’s financial statements May 31, 2013. During the two most recent years or any subsequent interim period prior to engaging PKF, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVING BREATH PROJECT, INC.

Date: April 17, 2013	By:	/s/ Genie O’Malley
Name: Genie O’Malley
Title: Chief Executive Officer